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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 8, 2002

                           EOTT ENERGY PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                       1-12872                       76-0424520
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


                       2000 West Sam Houston Parkway South
                                    Suite 400
                              Houston, Texas 77042
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 993-5200
              (Registrant's telephone number, including area code)

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On October 8, 2002, EOTT Energy Partners, L.P. ("EOTT") and its wholly owned subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas Corpus Christi Division. EOTT's petition was styled as In re: EOTT Energy Partners, L.P., Debtor in Possession. The case will be jointly administered with EOTT's subsidiaries EOTT Energy Finance Corp., EOTT Energy General Partner, LLC, EOTT Energy Operating Limited Partnership, EOTT Energy Canada Limited Partnership, EOTT Energy Pipeline Limited Partnership and EOTT Energy Liquids, L.P. EOTT and its subsidiaries will be operated as debtors-in-possession under the Bankruptcy Code. A copy of the press release issued by EOTT on October 9, 2002 to report the Chapter 11 filing is attached as an exhibit hereto.

ITEM 5. OTHER EVENTS.

         On October 9, 2002, EOTT issued a press release, a copy of which is attached hereto as Exhibit 99.1, concerning the Chapter 11 filing described in
Item 3 above and announcing the resignations of Enron's two members on the board of EOTT's general partner, EOTT Energy Corp. as well as the resignation of Lawrence Clayton Jr., EOTT"s Senior Vice President and Chief Financial Officer.

         On October 9, 2002, EOTT issued an additional press release, a copy of which is attached hereto as Exhibit 99.2, concerning the approval of first day motions in its Chapter 11 filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         99.1     EOTT Energy Partners, L.P. press release dated October 9, 2002
         99.2     EOTT Energy Partners, L.P. press release dated October 9, 2002

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EOTT ENERGY PARTNERS, L.P.
                                      (A Delaware limited partnership)
                                      (REGISTRANT)

Date:  October 10, 2002          By:  EOTT ENERGY CORP., as General Partner

                                      By:        /s/ Lori Maddox
                                          -------------------------------------
                                          Name:  Lori Maddox
                                          Title: Vice President and Controller
                                                 (Principal Accounting Officer)


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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1              EOTT Energy Partners, L.P. press release dated October 9, 2002

99.2              EOTT Energy Partners, L.P. press release dated October 9, 2002